SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                   Securities Exchange Act of 1934, as amended


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[ ]    Definitive Proxy Statement                 Commission Only (as permitted
[X]    Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12

                         National Home Health Care Corp.
                (Name of Registrant as Specified in Its Charter)

                    -----------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1.  Title of each class of securities to which transaction applies:

          2.  Aggregate number of securities to which transaction applies:

          3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4.  Proposed maximum aggregate value of transaction:



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          5.  Total fee paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if  any part of the  fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1.  Amount Previously Paid:

          2.  Form, Schedule or Registration Statement No.:

          3.  Filing Party:

          4.  Date Filed:


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                         NATIONAL HOME HEALTH CARE CORP.
                              700 White Plains Road
                            Scarsdale, New York 10583
                                 ---------------


                     NOTICE OF CHANGE IN THE LOCATION OF THE
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 6, 2001
                                 ---------------


TO THE STOCKHOLDERS OF NATIONAL HOME HEALTH CARE CORP.:

     You are hereby notified that the Notice of Annual Meeting of Stockholders and Proxy Statement recently mailed to the stockholders of National Home Health Care Corp. (the "Company") with respect to the annual meeting of the Company's stockholders to be held on December 6, 2001 at 10:30 A.M., local time (the "Meeting"), are hereby amended to change the location of the Meeting to the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174. All other information included in the Notice of Annual Meeting of Stockholders and Proxy Statement (including the time of the Meeting) remains the same.


                                                     Sincerely,


                                                     Steven Fialkow
                                                     Secretary



Scarsdale, New York
November 26, 2001